UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2011

NICHOLAS
MONEY MARKET
FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS MONEY MARKET FUND, INC.

February 2012

Report to Fellow Shareholders:

     Short-term interest rates remained near historically low levels for all of 2011, a situation that has become less a trend and more the norm over the last three years. For example, based on a Federal Reserve Board (“Fed”) statistical release, the 30-day AA rated Nonfinancial Commercial Paper (“C/P”) Interest Rate annual average was 18 basis points for both 2009 and 2010. As low as that mark was, it fell even further in 2011 declining to a rate of 12 basis points and for the first six weeks of 2012 stands at nine. The persistent low interest rates offered by issuers, netted against unreimbursed expenses resulted in a return for the Fund that rounded down to zero for 2011.

     The low 2011 interest rate environment was and still is the culmination of a number of factors including the financial crisis of 2008, tame inflation, moderate to negative global growth rates , instability in the Middle East, the U.S. debt ceiling debates and the ongoing European sovereign debt crisis. 2011 started with optimism, but the aforementioned factors especially related to the Eurozone and Greece tempered enthusiasm as the year progressed. There has been a multi-year climate of risk-aversion with spooked investors often fleeing to U.S. Treasuries. With 3-month Treasury yields often near or below zero, competing entities such as municipals or corporations didn’t have to offer much over the T-Bills low yields to entice buyers. Many corporations still hold large amounts in cash and currently don’t need to borrow so have stayed out of the market. With fewer options, purchasers of short-term debt have lost a lot of their leverage. However, with the supply-demand equilibrium out of balance, there were a few issuers willing to exploit the situation and take advantage of the next to nothing borrowing costs that probably are not commensurate to the spread normally between risk-free and riskier securities. To further compound the situation, recently enacted reforms on money markets regarding maturity length, have additionally squeezed the ability of money funds to extract higher rates further out on the yield curve.

     Soon proposals by the SEC are expected to be debated which could alter money-market industry policies in an effort to make the industry, from the regulators prospective, safer and less likely to ever need government backstop facilities. Possible changes could include a floating net asset value per share, some kind of capital reserve requirement and minor restrictions on redemptions. Many in the money fund industry are wary of these potential changes, fearing the rational for investing in money markets would be threatened. A couple of years ago initial reforms were implemented for money market funds including reducing a funds maximum weighted average maturity (“WAM”) from 90-days to the current 60-day limit and having fund’s commit a minimum 10% daily, and 30% weekly of their assets in securities that can easily be liquidated. The earlier reforms have had the dual effect of making money-funds safer but at the expense of yield.

     Money market funds for the year ended December 31, 2011 struggled to extract a positive yield with the Lipper Money Market Fund average producing just a two basis point total return. Many funds had no positive returns at all for 2011, including the

Fund. Of the 264 taxable money market funds reported by Lipper, approximately 89% had a return of 3 basis points or less and the high was 16. Within the taxable money-market industry, nobody was hitting it out of the park. Although the Fund had net income distributions in 2011, they were small enough to round down the Fund’s 12-month total return to 0.00%. The Fund had a similar 7-day yield as of December 31, 2011. Despite the current low return environment, money funds have provided excellent liquidity coupled with a very small risk of producing a negative return.

     Returns for the Nicholas Money Market Fund and the Lipper Money Market Fund Category are provided in the chart below for the period ended December 31, 2011.

	Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year
Nicholas Money Market Fund, Inc	0.00%		0.07%		1.44%		1.75%
Lipper Money Market Fund Category	0.02%		0.07%		1.36%		1.56%
Fund’s Gross Expense Ratio
(from 04/30/11 Prospectus): 0.49%*
Fund’s Net Expense Ratio
(from 04/30/11 Prospectus): 0.19%*

*

During the current year, the Adviser agreed to voluntarily absorb annualized Fund management fees of 0.30%. The Adviser may decrease or discontinue its absorption of the Fund’s management fees at any time in its sole discretion. The Fund’s expense ratios for the period ended December 31, 2011 can be found in the financial highlights included within this report.

     Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

     The Fund’s returns and yields are reduced by expenses. Assumes reinvestment of dividends. Returns and yields shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     An investment in the Nicholas Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     For the year ended December 31, 2011, the Fund ranked (based on total fund returns) in the 74th percentile (194 out of 264 funds) for 12-month total return as compared to the Lipper Money Market Fund Category as reported by Lipper Analytical Services, Inc. (“Lipper”). For the 3-, 5- and 10-year periods the Fund ranked within the top 37th, 38th, and 25th percentile for average annual total return as reported by Lipper (110 out of 266, 79 out of 247 and 46 out of 201 funds, respectively).

     The Fund slightly increased its WAM from 49 days at the beginning of the period, to 52 days by December 31, 2011 to take advantage of yields further out on the curve.

     As of the report period end, the Fund held approximately 12% of highly liquid U.S. Treasuries in its holdings. Nearly all the remaining securities were held in corporate C/P.

     As mentioned above, the Fund has currently waived all management fees (30 basis points on an annual basis) in addition to the majority of accounting and administrative fees. The Fund is committed to keeping expenses as low as possible.

     It is a tough environment for many who rely on short-term, high-quality fixed income investments with stable principal. There just aren’t a lot of legitimate alternatives for yield right now. Borrowers are benefiting at the expense of savers. It didn’t help that the Fed indicated things won’t change for awhile. The U.S. economy currently is experiencing moderate growth. The Fed has recently estimated GDP to rise by a moderate 2.2% to 2.7% annualized rate in 2012. Inflation has not spiked, despite the stimulus injected into the economy over the past few years. Plus the expected contagion from a possible Euro-sovereign debt crisis has kept the Fed and other global economies cautious. However, the unemployment picture seems to be getting brighter, albeit at a slow pace and manufacturing appears to be picking up. Perhaps the economy will rise to the point where issuers will offer higher yields. Until then we will continue to keep our emphasis on our efforts to provide liquidity while preserving capital.

Thank you for your continued support.

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Past performance does not guarantee future results.

Please refer to the statement of net assets in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return and yield would be reduced.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (02/12)

Financial Highlights (NICXX)

For a share outstanding throughout the period

			Years ended December 31,
	2011		2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM
INVESTMENT OPERATIONS
Net investment income	.000	(1)	.001	.002	.022	.047
LESS DISTRIBUTIONS
From net investment income	.000	(1)	(.001)	(.002)	(.022)	(.047)
NET ASSET VALUE, END OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	.00	%(1)	.05%	.16%	2.26%	4.83%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$82.8		$71.6	$80.2	$89.7	$84.7
Ratio of expenses to average net assets	.20%		.19%	.30%	.49%	.52%
Ratio of net investment income
to average net assets	.00	%(1)	.05%	.16%	2.21%	4.72%

Absent reimbursement of
expenses by adviser (Note 2(a)) —
Ratio of expenses of to average net assets	.52%		.49%	.49%
Ratio of net investment loss
to average net assets	(.32)%		(.25)%	(.03)%

(1) Amount rounds to $.000 or .00%.

The accompanying notes to financial statements are an integral part of these highlights.

Portfolio Maturity (As a Percentage of Portfolio)

December 31, 2011 (unaudited)

The above bar chart is based on actual days to maturity. The Fund’s minimum daily and weekly liquidity percentages, as defined by the Securities and Exchange Commission, were 14.64% and 39.61%, respectively.

Fund Expenses

For the six month period ended December 31, 2011 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	06/30/11	12/31/11	07/01/11 - 12/31/11
Actual	$1,000.00	$1,000.00	$0.92
Hypothetical	1,000.00	1,024.08	0.93
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 186 then divided by 365 to reflect the one- half year period.

Statement of Net Assets

December 31, 2011

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
COMMERCIAL PAPER — 87.33%
$1,145,000	Barclays U.S. Funding Corp	01/03/2012	0.10%	$1,145,000
500,000	Prudential Funding, LLC	01/03/2012	0.12%	500,000
650,000	Reckitt Benckiser
	Treasury Services plc	01/04/2012	0.36%	649,994
1,500,000	Prudential plc	01/04/2012	0.46%	1,499,981
450,000	Prudential Funding, LLC	01/04/2012	0.12%	449,998
1,550,000	Prudential Funding, LLC	01/04/2012	0.05%	1,549,998
2,000,000	Sigma-Aldrich Corporation	01/04/2012	0.06%	1,999,997
500,000	Prudential plc	01/04/2012	0.18%	499,997
3,390,000	Franklin Resources, Inc	01/05/2012	0.10%	3,389,981
3,000,000	Wisconsin Electric Power Company	01/05/2012	0.17%	2,999,972
550,000	Wisconsin Electric Power Company	01/05/2012	0.15%	549,995
550,000	Barclays U.S. Funding Corp	01/05/2012	0.08%	549,997
152,000	Wisconsin Electric Power Company	01/05/2012	0.15%	151,999
1,175,000	Nordea North America Inc	01/06/2012	0.32%	1,174,969
2,200,000	John Deere Bank S.A	01/06/2012	0.10%	2,199,982
250,000	Nordea North America Inc	01/06/2012	0.30%	249,994
500,000	Westpac Banking Corporation	01/09/2012	0.38%	499,969
1,875,000	Covidien International Finance S.A	01/09/2012	0.24%	1,874,925
400,000	American Express
	Credit Corporation	01/09/2012	0.01%	399,999
425,000	Baxter International Inc	01/10/2012	0.15%	424,988
1,625,000	Covidien International Finance S.A	01/10/2012	0.21%	1,624,934
1,000,000	HSBC Finance Corporation	01/11/2012	0.22%	999,951
1,000,000	Barclays U.S. Funding Corp	01/11/2012	0.08%	999,982
1,000,000	John Deere Ltd	01/12/2012	0.09%	999,977
1,000,000	Sherwin-Williams Company (The)	01/12/2012	0.17%	999,957
1,300,000	Prudential Funding, LLC	01/12/2012	0.05%	1,299,984
1,000,000	Bank of Nova Scotia
	New York Agency (The)	01/17/2012	0.26%	999,899
1,425,000	Australia and New Zealand
	Banking Group Ltd	01/17/2012	0.21%	1,424,884
2,000,000	Sherwin-Williams Company (The)	01/17/2012	0.16%	1,999,876
700,000	American Honda
	Finance Corporation	01/18/2012	0.17%	699,950
390,000	John Deere Bank S.A	01/18/2012	0.10%	389,984
1,000,000	Nordea North America Inc	01/23/2012	0.17%	999,905
3,600,000	American Express
	Credit Corporation	01/23/2012	0.06%	3,599,880

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)

December 31, 2011

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
COMMERCIAL PAPER — 87.33% (continued)
$1,000,000	HSBC Finance Corporation	01/26/2012	0.20%	$999,872
1,950,000	HSBC Finance Corporation	01/30/2012	0.18%	1,949,737
640,000	Westpac Securities NZ Limited	02/02/2012	0.25%	639,867
1,100,000	Prudential plc	02/06/2012	0.66%	1,099,325
500,000	Nordea North America Inc	02/06/2012	0.15%	499,929
1,250,000	Baxter International Inc	02/07/2012	0.22%	1,249,733
500,000	Sherwin-Williams Company (The)	02/08/2012	0.20%	499,900
3,500,000	Campbell Soup Company	02/13/2012	0.10%	3,499,601
1,000,000	Nordea North America Inc	02/15/2012	0.51%	999,403
400,000	Westpac Banking Corporation	02/16/2012	0.25%	399,878
250,000	Westpac Banking Corporation	02/16/2012	0.23%	249,930
700,000	Westpac Banking Corporation	02/16/2012	0.20%	699,829
375,000	John Deere Canada ULC	02/16/2012	0.06%	374,972
2,550,000	American Honda
	Finance Corporation	02/22/2012	0.21%	2,549,256
180,000	American Honda
	Finance Corporation	02/22/2012	0.16%	179,960
850,000	ANZ National (International) Ltd	02/24/2012	0.51%	849,386
1,000,000	Toyota Motor Credit Corporation	02/28/2012	0.20%	999,689
1,350,000	Coca-Cola Company (The)	03/01/2012	0.20%	1,349,565
1,750,000	Coca-Cola Company (The)	03/02/2012	0.21%	1,749,398
500,000	Reckitt Benckiser
	Treasury Services plc	03/12/2012	0.36%	499,665
300,000	Westpac Banking Corporation	03/12/2012	0.25%	299,856
2,000,000	E.I. du Pont de Nemours
	and Company	03/20/2012	0.13%	1,999,444
1,925,000	Toyota Motor
	Credit Corporation	03/22/2012	0.17%	1,924,282
1,345,000	Reckitt Benckiser
	Treasury Services plc	04/10/2012	0.27%	1,344,011
2,000,000	General Electric Capital Corporation	04/26/2012	0.21%	1,998,670
375,000	General Electric Capital Corporation	05/29/2012	0.34%	374,495
1,000,000	Honeywell International, Inc	06/27/2012	0.16%	999,218
1,250,000	Australia and New Zealand
	Banking Group Ltd	06/29/2012	0.54%	1,246,724
1,000,000	Reckitt Benckiser
	Treasury Services plc	09/06/2012	0.66%	995,540
	TOTAL COMMERCIAL PAPER			72,322,033

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)

December 31, 2011

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
U.S. GOVERNMENT SECURITIES — 12.13%
$2,000,000	U.S. Treasury Bill	02/02/2012	0.14%	$1,999,767
4,000,000	U.S. Treasury Note	05/15/2012	0.08%	4,019,163
4,000,000	U.S. Treasury Note	07/15/2012	0.07%	4,030,662
	TOTAL U.S. GOVERNMENT
	SECURITIES			10,049,592
VARIABLE RATE SECURITY — 0.52%
430,498	American Family Financial
	Services, Inc.(1)	01/03/2012	0.10%	430,498
	TOTAL
	INVESTMENTS — 99.98%			82,802,123
	OTHER ASSETS, NET OF
	LIABILITIES — 0.02%			14,799
	TOTAL NET ASSETS
	(basis of percentages
	disclosed above) — 100%			$82,816,922
	NET ASSET VALUE PER SHARE
	($0.0001 par value, 3,000,000,000
	shares authorized), offering price
	and redemption price
	($82,816,922 / 82,816,922
	shares outstanding)			$1.00

(1) Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2011

INCOME
Interest	$148,501
EXPENSES
Management fee	223,384
Registration fees	35,428
Transfer agent fees	30,156
Audit and tax fees	22,600
Accounting and administrative fees	18,615
Directors’ fees	11,180
Accounting system and pricing service fees	11,082
Legal fees	8,393
Printing	7,157
Postage and mailing	6,052
Insurance	5,751
Custodian fees	3,671
Other operating expenses	3,496
Total expenses before reimbursement	386,965
Reimbursement of expenses by adviser (Note 2)	(239,911)
Total expenses after reimbursement	147,054
Net investment income	$1,447

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,447	$42,839

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,447)	(42,839)

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share)
Proceeds from shares issued	57,673,086	42,657,889
Reinvestment of distributions	2,449	44,943
Cost of shares redeemed	(46,436,504)	(51,289,900)
Change in net assets derived
from capital share transactions	11,239,031	(8,587,068)
Total increase (decrease) in net assets	11,239,031	(8,587,068)

NET ASSETS
Beginning of period	71,577,891	80,164,959
End of period	$82,816,922	$71,577,891

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

December 31, 2011

(1) Summary of Significant Accounting Policies —

Nicholas Money Market Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of the significant accounting policies of the Fund:

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the
1940 Act and certain conditions therein. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.
Variable rate instruments and certificates of deposit purchased at par are valued at cost which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in any hedging activities during the year.
Investment transactions are generally accounted for on the trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (continued)

December 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
None	$—
Level 2 –
Commercial Paper	72,322,033
U.S. Government Securities	10,049,592
Variable Rate Security	430,498
Level 3 –
None	—
Total	$82,802,123

There were no significant transfers between levels during the period ended
December 31, 2011 and the Fund did not hold any Level 3 investments during the year.

(b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(c) The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and purchases investments which have maturities of 397 days or less. As of
December 31, 2011, the Fund’s dollar-weighted average portfolio maturity was 52 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Dividends, if any, from net investment income of the Fund are accrued daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Any short-term capital gain distributions are included in ordinary income for tax

Notes to Financial Statements (continued)

December 31, 2011

purposes. The Fund distributed $1,447 and $42,839 of ordinary income during the years ended December 31, 2011 and 2010, respectively. There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of December 31, 2011.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2011. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the same period. At
December 31, 2011, the fiscal years 2008 through 2011 remain open to examination in the Fund’s major tax jurisdictions.

On December 22, 2010, the Regulated Investment Company Modernization Act of
2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended December 31, 2011. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained.
Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

(e) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(f) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(g) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of December 31, 2011. There have been no significant subsequent events since December 31, 2011 that would require adjustment to or additional disclosure in these financial statements.

(h) In May 2011, the Financial Accounting Standards Board (“FASB”) issued
Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements” in U.S. Generally
Accepted Accounting Principals (“U.S. GAAP”) and International Financial

Notes to Financial Statements (continued)

December 31, 2011

Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820,
“Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and disclosing additional information about Level 3 fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within these fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .30% of the average net asset value of the Fund. The Adviser has voluntarily agreed to absorb the Fund’s management fees for the year ended December 31, 2011. Under this agreement the Adviser absorbed $223,384 during the year ended December 31, 2011. The
Adviser has voluntarily agreed to reimburse the Fund if total operating expenses
(other than the management fee) incurred by the Fund exceed .50% of the average net assets for the year. No such reimbursements were made in fiscal 2011. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services. The Adviser has voluntarily absorbed accounting and administrative fees of $16,527 for the year ended December 31, 2011. The Fund owed the Adviser $2,088 for accounting and administrative fees as of December 31,
2011.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $3,893 for the year ended December 31,
2011 for legal services rendered by this law firm.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of Nicholas Money Market Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Money Market Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
February 29, 2012

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated June 30, 2011.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of December 31, 2011. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held by
Name and Age	Fund	Served	5 Years	by Director	Director
INTERESTED DIRECTOR
Albert O. Nicholas, 80(1), (3)	President	(2), 24 years	Chief Executive Officer,	3	None
	and		and Chairman of the
	Director		Board, Nicholas
Company, Inc., the
Adviser to the Fund. He
is Portfolio Manager of
Nicholas Fund, Inc. and
Co-Portfolio Manager of
Nicholas Equity Income
Fund, Inc.
DISINTERESTED DIRECTORS
Timothy P. Reiland, 55	Director	(2), 9 years	Private Investor,	5	None
Consultant, Chairman
and Chief Financial
Officer, Musicnotes, Inc.,
October 2001 to present.
Investment Analyst from
1987 to October 2001,
Tucker Anthony
Incorporated, a brokerage
firm. He is a Chartered
Financial Analyst.
Jay H. Robertson, 60	Director	(2), 17 years	Private Investor, April	6	None
2000 to present.
Chairman of the Board
of Robertson-Ryan and
Associates, Inc., an
insurance brokerage firm
from 1993 to March 2000.

Directors and Officers of the Fund (continued)

(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, 69(3)	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
	Vice	24 years	the Adviser to the Fund.
President
David O. Nicholas, 50(3)	Senior	Annual,	Chief Investment Officer and Director, Nicholas
	Vice	17 years	Company, Inc., the Adviser to the Fund. He is
	President		Portfolio Manager of Nicholas II, Inc. and Nicholas
Limited Edition, Inc. He is Associate Portfolio
Manager of Nicholas Fund, Inc. He formerly was
Co-Portfolio Manager of Nicholas High Income
Fund, Inc. and Nicholas Equity Income Fund, Inc.
Jeffrey T. May, 55	Senior Vice	Annual,	Executive Vice President, Chief Financial Officer
	President,	24 years	and Chief Compliance Officer, Nicholas Company,
	Secretary,		Inc., the Adviser to the Fund.
Treasurer,
Chief
Compliance
Officer and
Portfolio
Manager
Lawrence J. Pavelec, 53	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
	President	7 years	the Adviser to the Fund. He has been Portfolio
Manager of Nicholas High Income Fund, Inc. since
April 2008. He served as Co-Portfolio Manager
from April 2003 until April 2008.
Lynn S. Nicholas, 55(3)	Vice	Annual,	Senior Vice President, Nicholas Company, Inc.
	President	24 years	the Adviser to the Fund.
Candace L. Lesak, 54	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser
	President	19 years	to the Fund.

(1)

Albert O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 97% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free) or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas Money Market Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Profit Sharing Plan
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan with Direct Deposit
•	Monthly Automatic Exchange between Funds
•	Telephone Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

ALBERT O. NICHOLAS, President and Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

LYNN S. NICHOLAS, Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; * full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

*	compliance with applicable laws and governmental rules and regulations;
*	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; * not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company; * not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

*	report, at least annually:
*	officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

*	Positions as a trustee, executor or other fiduciary;
*	Ownership interest in any broker-dealer or bank;
*	Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas

Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

*	service as a director on the board of any public company;

*	the receipt of any non-nominal gifts;
*	the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety; * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof; * a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations; * each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and * it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him; * if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action; * any matter that the officer making the investigation believes is a violation will be reported to the independent directors; * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the independent directors will be responsible for granting waivers, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 1, 2011

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,500 in 2011 and $19,000 in 2010.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,100 in 2011 and $3,000 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $15,500 in 2011 and $15,000 in 2010. These services were for the audit of the investment adviser for the adviser's fiscal years ended 10/31/2011 and 10/31/2010, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: 02/29/2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: 02/29/2012

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: 02/29/2012